UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2013

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-27687	91-1650880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 110th Ave NE, Suite 200

Bellevue, WA 98004

425-519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 26, 2013, at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of BSQUARE Corporation (the “Company”), the Company’s shareholders voted on the five proposals and advisory votes listed below. The final results for the votes regarding each proposal and advisory vote are set forth below. The proposals and advisory votes are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on November 1, 2013 (the “Proxy Statement”).

1.	To elect Elliott H. Jurgensen, Jr., Harel Kodesh and Kendra A. VanderMeulen as Class I Directors, to serve for the ensuing three years and until their successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Elliott H. Jurgensen, Jr.	3,212,479	2,233,709	5,348,684
Harel Kodesh	5,359,956	86,232	5,348,684
Kendra A. VanderMeulen	3,202,454	2,243,734	5,348,684

The foregoing candidates were elected.

2.	The shareholders cast their votes with respect to the advisory vote on the compensation of the Company’s named executive officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,659,386	242,173	544,629	5,348,684

3.	The shareholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on named executive officer compensation as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
4,605,012	21,931	382,658	436,587	5,348,684

In response to the foregoing results of the advisory vote on the frequency of future advisory votes on named executive officer compensation, the Company’s Board of Directors intends to hold future advisory votes to approve the compensation of the Company’s named executive officers every year until the next required shareholder advisory vote on the frequency of this item or until the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company. The next advisory vote regarding the frequency of this item is required to occur no later than the Company’s 2019 Annual Meeting of Shareholders.

4.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,611,949	168,941	13,982	—

The foregoing proposal was approved.

5.	To adopt and approve an amendment to the Company’s Amended and Restated Articles of Incorporation to declassify the Board of Directors and provide for an annual election of directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,429,269	16,808	111	5,348,684

The foregoing proposal required approval by a majority of the Company’s common stock outstanding as of the record date of the Annual Meeting and therefore was not approved.

These are the final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: December 2, 2013	By:	/s/ Scott C. Mahan
Scott C. Mahan
Senior Vice President, Operations and Chief Financial Officer